Summit
FINANCIAL GROUP

Strength. Vision. Prosperity.

SUBORDINATED NOTES OFFERING
INVESTOR PRESENTATION

SEPTEMBER 8, 2020

Forward-Looking Statements

This presentation contains information that constitutes forward-looking statements (within the meaning of the Private Securities Litigation Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. The information contained in this report should be read in conjunction with Summit Financial Group, Inc.'s ("Summit" or "Company") Annual Report on Form 10-K for the year ended December 31, 2019 and documents subsequently filed by Summit with the Securities and Exchange Commission ("SEC"), which are available at the SEC's website, www.sec.gov, or at Summit's website, www.summitfgi.com. For purposes of this presentation, the terms "Summit", "Company", "we", "our" and "us" refer collectively to Summit Financial Group, Inc. and its subsidiaries, including Summit Community Bank, unless the context requires otherwise.

Words such as "expects", "anticipates", "believes", "estimates" and other similar expressions or future or conditional verbs such as "will", "should", "would" and "could" are intended to identify such forward-looking statements.

Although we believe the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially. Factors that might cause such a difference include: the impact of the COVID-19 pandemic on our business, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the CARES Act and the programs established thereunder, and out participation in such programs; current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; fiscal and monetary policies of the Board of Governors of the Federal Reserve System; future provisions for credit losses on loans and debt securities; changes in nonperforming assets; changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; the successful integration of operations of our acquisitions; changes in banking laws and regulations; changes in tax laws; the impact of technological advances; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and changes in the national and local economies; other economic, competitive, governmental, technological factors affecting our operations, markets, products, services and prices; and our success at managing the foregoing items. We undertake no obligation to revise these statements following the date of this presentation.

The Private Securities Litigation Act of 1995 indicates that the disclosure of forward-looking information is desirable for investors and encourages such disclosure by providing a safe harbor for forward-looking statements by us. This presentation contains certain forward-looking statements that involve risk and uncertainty. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control, particularly with regard to developments related to COVID-19. Any forward-looking statement made herein speaks only as of the date of this presentation.

Summit
FINANCIAL GROUP
Strength. Vision. Prosperity.

Forward-Looking Statements

In order to comply with the terms of the safe harbor, we note that a variety of factors or events could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in those forward-looking statements. Such factors or events may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Investment in the subordinated notes (the "notes") offered herein involves a high degree of risk. Only potential investors who can bear the risk of an unregistered illiquid investment should consider investment in the securities described herein. You should carefully consider the following risk factors related to this offering: (1) the notes will be unsecured and subordinated to any existing and future senior indebtedness and will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries, which means that creditors of our subsidiaries generally will be paid from those subsidiaries' assets before holders of the notes would have any claims to those assets; (2) the notes will not be insured or guaranteed by the Federal Deposit Insurance Corporation, any other governmental agency or any of our subsidiaries; (3) the purchase agreement governing the notes does not contain any limitations on our ability to incur additional indebtedness, grant or incur a lien on our assets, sell or otherwise dispose of assets, pay dividends or repurchase our capital stock; (4) payments on the notes will depend on receipt of dividends and distributions from our subsidiaries; (5) we may not be able to generate sufficient cash to service all of our debt, including the notes; (6) regulatory guidelines may restrict our ability to pay the principal of, and accrued and unpaid interest on, the notes, regardless of whether we are the subject of an insolvency proceeding; and (7) holders of the notes will have limited rights, including limited rights of acceleration, if there is an event of default. In addition to the risks described above, please see our reports filed with or furnished to the SEC, including our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

This presentation has been prepared by Summit solely for informational purposes based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. Summit believes such information is accurate and that the sources from which it has been obtained are reliable. However, Summit has not independently verified such information and cannot guarantee the accuracy of such information.

Summit FINANCIAL GROUP

Strength. Vision. Prosperity.

Forward-Looking Statements

This presentation has been prepared to assist interested parties in making their own evaluation of Summit and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of Summit and the data set forth in the investor presentation and other information provided by or on behalf of Summit. The notes described in this presentation will not be deposits of Summit Community Bank, Inc. nor any of our affiliates or other subsidiaries.

This presentation is confidential in nature and is not to be provided to any person other than the original potential investor to whom it was directed and to that person's personnel and advisers who have a need to access this information for purposes of a possible investment by the original recipient of this presentation. The securities described in this presentation will be offered only by a definitive purchase agreement, and only the representations, warranties and agreements contained in that agreement are to be relied upon by a potential investor. The securities described in this presentation will not be registered for public sale and will be subject to restrictions on resale and will be subject to significant limitations on their liquidity.

This presentation is not an offer to sell securities and it is not soliciting an offer to buy securities in any state where the offer or sale is not permitted. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of Summit or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

Pro Forma and Projected Information

This presentation contains certain pro forma and projected information, including projected pro forma information that reflects Summit's current expectations and assumptions. This pro forma information does not purport to present the results that Summit will ultimately realize.

Non-GAAP Financials

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures and Summit's reported results prepared in accordance with GAAP. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding.

Preliminary Term Sheet

Issuer	Summit Financial Group, Inc. (NASDAQ: SMMF)
Security	Holding Company Subordinated Notes 10NC5
Rating	Non-Rated
Size	$20-$25 Million
Structure	Fixed-to-Floating Rate
Issuance Type	Regulation D Private Placement
Term	10 Years
Call Date	5 Years
Use of Proceeds	General corporate purposes which may include organic growth and strategic initiatives, such as acquisitions
Placement Agent	D.A. Davidson & Co.

Who We Are


Summit

- Headquartered in Moorefield, WV
  - *Banking heritage dating back to 1883. Holding Company was established in 1987*
  - *Approximately 400 Employees*
- $2.9 billion financial holding company
  - *4th largest bank headquartered in West Virginia*
- 42 locations (including 1 LPO) in West Virginia and Virginia
  - *Primarily in the Eastern Panhandle, Southern and North Central regions of West Virginia and the Northern, Shenandoah Valley and Southwestern regions of Virginia*

FINANCIAL HIGHLIGHTS at June 30, 2020			
Total Assets	$2.9B	Core ROAA (LTM)	1.17%
Total Gross Loans	$2.2B	CORE ROAE (LTM)	11.47%
Deposits	$2.5B	NIM (LTM)	3.68%
Loans/Deposits	90.5%	Eff. Ratio (LTM)	51.7%

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: S&P Global Market Intelligence

Where We Are


WEST VIRGINIA
VIRGINIA
Morgantown
West Union
Salem
Parkersburg
Pennsboro
Moorefield
Petersburg
Mathias
Franklin
Martinsburg
Inwood
Charles Town
Winchester
Leesburg
Reston
Warrenton
Huntington
Charleston
Monterey
Harrisonburg
Churchville
Hot Springs
Rainelle
Rupert
Beckley
MacArthur
Oceana
Hinton
Pineville
Princeton
Mullens
Bluefield
Christiansburg
Wytheville
Max Meadows

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Our COVID-19 Response

Employees

- Imposed business travel restrictions
- Implemented appropriate safety protocols
- Enhanced sanitizing protocols within our facilities
- Physically separated, to the extent possible, our critical operations workforce that cannot work remotely

Consumers

- Implemented various plans to maintain services for clients
- Granted COVID-19 related financial hardship deferrals
- Participated in the Paycheck Protection Program which helped keep financially struggling customers afloat

Businesses

- Modified $132 million, or 5.9%, of total loan balances as of 8/31/2020
- Funded approximately 799 loans totaling $101 million through the Paycheck Protection Program as of 8/31/2020
- Have not experienced significant draws on client's lines of credit

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents

Executive Management Team

	Executive	Years with Summit	Years in Industry	Biography
	**H. Charles Maddy III** President Chief Executive Officer	32	32	• Mr. H. Charles Maddy III is the President and Chief Executive Officer of the Company and has served in this capacity since 1994 • Joined Summit's predecessor, South Branch Valley National Bank, in 1988 as Controller and was elevated to President and Chief Executive Officer of South Branch in 1992
	**Robert S. Tissue** Executive Vice President Chief Financial Officer	22	22	• Mr. Robert S. Tissue has been Executive Vice President and Chief Financial Officer of the Company since 1998 • Before joining Summit, Mr. Tissue served as Manager at Arnett Carbis Toothman LLP from 1985 to 1996
	**Scott C. Jennings** Executive Vice President Chief Operating Officer	34	35	• Mr. Scott C. Jennings has served as Senior Vice President and Chief Operating Officer of the Company since 2000 • Previously, Mr. Jennings was Vice President of Loan Administration for South Branch Valley National Bank
	**Patrick N. Frye** Executive Vice President Chief of Credit Administration	20	35	• Mr. Patrick N. Frye serves as Chief of Credit Administration at the Company and has been its Executive Vice President since 2003 • Previously, Mr. Frye served as Chief Financial Officer of Potomac Valley Bank
	**Brad E. Ritchie** President Summit Community Bank	12	26	• Mr. Brad E. Ritchie joined the Company in 2008 and has served as President of Summit Community Bank, the banking subsidiary of the Company, since 2012 • Before joining Summit, Mr. Ritchie served as Market President at United Bank, Inc.
	**Phillip M. Quintana** Regional President Northern Virginia	1	20	• Mr. Phillip M. Quintana joined the Company in 2019 and currently serves as its Regional President in Northern Virginia • Prior to joining the Summit, Mr. Quintana gained banking experience at M&T Bank, Cardinal Bank, The Fauquier Bank and Capital One

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents

Culture & Business Model

- Hire the best and brightest … hold them accountable and reward them for results
- Emphasize community banking
- Emphasize asset quality
- Emphasize efficiency
- Emphasize profitability
- Seek M&A opportunities in WV to reduce funding costs
- Pursuing M&A or lending opportunities in Metro DC, Lexington/Louisville/Northern KY and/or Columbus to enhance growth profile



New branch in Christiansburg, VA

Summit FINANCIAL GROUP Strength. Vision. Prosperity.

Significant Milestones

1998
Acquired Capital State Bank in Charleston, WV

1999
Opened Shenandoah Valley National Bank as a de novo subsidiary bank

Acquired Potomac Valley Bank in Petersburg, WV

2002
Opened offices in Harrisonburg, VA and Leesburg, VA

2005
January – Began trading on NASDAQ

2014
Castle Creek Capital Partners acquired 9.9% of outstanding common stock through a private placement

2016
Acquired Highland County Bankshares, Inc.

2017
Acquired First Century Bankshares, Inc.

2019
Acquired Peoples Bankshares, Inc.

2020
Acquired Cornerstone Financial Services, Inc.

Acquired four branches from MVB Bank, Inc.

Opened offices in Morgantown, WV, Christiansburg & Reston, VA

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents

Investment Rationale

Investment Metrics

Stock Price: **$16.48**

Shares Outstanding: **13.0M**

Market Cap[1]: **$213.9M**

P/E Ratio (LTM)[1]: **7.73x**

TBV per Share: **$16.63**

Price / TBV[1]: **99.1%**

Core ROAA (LTM): **1.17%**

Core ROAE (LTM): **11.47%**

Efficiency Ratio (LTM): **51.7%**

Dividend Yield[1]: **4.13%**

Investment Value

- Strong focus on driving shareholder value through earnings growth
- Solid current profitability profile, driven by a fundamental focus on cost control that delivers positive operating leverage
- Favorable operating metrics compared to peers
- Disciplined M&A growth strategy
- Conservative underwriting and solid asset quality
- Substantial insider ownership aligned with shareholder interest

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: S&P Global Market Intelligence, as of 6/30/2020
(1) Metrics use 6/30/2020 closing stock price of $16.48

Track Record of Success as Disciplined Acquiror

Opportunistic Acquisitions of Local Community Banks

Target	Date Closed	Assets ($000)	P/TBV (%)	EPS Accretion[1] (%)	TBV Dilution (%)	TBV Earnback (Years)
Highland County Bankshares, Inc.	10/1/2016	$122,486	136%	8.5%	(4.8%)	3.4 Years
First Century Bankshares, Inc.	4/1/2017	$404,757	124%	11.0%	(1.1%)	1.1 Years
Peoples Bankshares, Inc.	1/1/2019	$134,454	106%	2.2%	(0.7%)	1.5 Years
Cornerstone Financial Services, Inc.	1/1/2020	$191,901	156%	2.0%	(2.9%)	3.6 Years
Average		**$213,400**	**131%**	**5.9%**	**(2.4%)**	**2.4 Years**

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: S&P Global Market Intelligence; values as of transaction close date
(1) Represents mid-point of full year EPS accretion range as provided in merger investor presentations

Our Growth Initiatives

Morgantown, WV

- Full-service branch opened Q1 2020 in an attractive and growing market

MVB Branches

- Acquisition of four MVB Bank branches located in the economically thriving Eastern Panhandle region closed on April 23, 2020 – 3 in Berkeley County and 1 in Jefferson County
- The acquired branches had loans of $35.1 million and deposits of $188.1 million at the time of acquisition

Christiansburg, Virginia

- Full-service branch opened Q3 2020 in an attractive and growing market

Reston, Virginia

- De novo office opened Q3 2020 staffed by a team of seasoned banking professionals targeting primarily commercial clients
- One of the most attractive banking markets in the U.S.
- Sixth largest MSA with favorable demographics, economic trends and business investment
- Recent consolidations within the market have created growth opportunities for new community bank entrants

Huntington, WV

- Loan production office opened Q3 2020 bringing total locations to 42

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents and the U.S. Census Bureau

Our Markets

West Virginia

County	# Offices	Deposits in Market ($000)	Market Share	Median HH Income 2020 ($)
Eastern Panhandle WV				
Hardy	2	553,262	77.57%	47,579
Berkeley	3	166,986	12.16%	62,282
Grant	1	120,693	46.37%	45,086
Jefferson	1	37,205	4.34%	82,614
Pendleton	1	35,609	20.57%	42,269
Southern Region WV				
Mercer	4	179,808	18.21%	41,480
Wyoming	3	167,350	66.60%	40,273
Kanawha	2	129,857	2.30%	46,400
Greenbrier	2	63,622	9.21%	44,293
Summers	1	61,814	43.44%	38,005
Raleigh	2	16,465	1.29%	43,654
North Central WV				
Doddridge	1	113,991	63.43%	49,090
Ritchie	1	19,590	10.65%	46,789
Harrison	1	14,603	0.98%	61,903
Wood	1	253	0.02%	48,104
Monongalia[1]	1	n/a	n/a	56,709

Virginia

County	# Offices	Deposits in Market ($000)	Market Share	Median HH Income 2020 ($)
Northern VA				
Loudoun	1	42,045	0.60%	144,770
Fauquier	1	31,638	1.71%	106,901
Fairfax[1]	1	n/a	n/a	124,098
Southwest VA				
Wythe	2	41,640	6.80%	51,559
Montgomery[1]	1	n/a	n/a	62,744
Shenandoah Valley VA				
Winchester	2	119,773	6.81%	60,520
Harrisonburg	2	78,349	5.65%	48,910
Highland	1	64,403	62.58%	49,618
Bath	1	33,868	45.19%	48,888
Tazewell	1	33,472	3.21%	44,550
Augusta	1	10,866	2.47%	61,176

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: S&P Global Market Intelligence; deposit data as of 6/30/2019
Note: Excludes newly opened Huntington, WV loan production office
(1) Branches opened in 2020

Our Markets

	West Virginia			Virginia		
	Eastern Panhandle	Southern Region	North Central	Northern	Southwest	Shenandoah Valley
Summit Deposits in Market ($000)	$913,755	$618,916	$148,437	$73,683	$41,640	$340,731
Number of Summit Branches	8	14	5	3	3	8
2020 Population[1] (000)	209,309	375,289	275,922	1,649,919	128,503	288,404
2020 Median HH Income[1] ($)	$55,966	$42,351	$52,519	$125,256	$57,152	$53,583
2020 - 2025 Median HH Income Change[1] (%)	7.70%	3.61%	10.02%	7.62%	10.16%	9.63%

Major Employers

Summit Financial Group
Strength. Vision. Prosperity.

Source: S&P Global Market Intelligence; deposit data as of 6/30/2019
Note: Excludes newly opened Huntington, WV loan production office
(1) Metrics pertain to counties in which Summit has branches

Financial Highlights

Summit
FINANCIAL GROUP
Strength. Vision. Prosperity.

Proven Record of Strong Financial Performance

Total Net Loans ($M)



$1,080
$1,308
$1,594
$1,682
$1,902
$2,197
2015
2016
2017
2018
2019
Q2 2020

Total Deposits ($M) vs Loans / Dep. (%)



$1,067
$1,296
$1,601
$1,635
$1,913
$2,452
102%
102%
100%
104%
100%
91%
2015
2016
2017
2018
2019
Q2 2020

Core PTPP Earnings[1] ($000) / Avg. Assets (%)



$24,342
$26,880
$36,745
$38,148
$38,828
$44,391
1.66%
1.68%
1.83%
1.79%
1.70%
1.81%
2015
2016
2017
2018
2019
LTM

Net Interest Inc. ($000) vs NIM (%)



$46,016
$49,007
$66,147
$69,797
$77,084
$83,757
3.50%
3.39%
3.67%
3.57%
3.66%
3.68%
2015
2016
2017
2018
2019
LTM

Core NonInt Inc.[1] ($000) / Operating. Rev. (%)



$10,417
$10,473
$14,441
$16,800
$15,359
$14,369
18.5%
17.6%
17.9%
19.4%
16.6%
14.6%
2015
2016
2017
2018
2019
LTM

Core NonInt Exp.[1] ($000) vs Efficiency Ratio (%)



$33,632
$34,189
$46,256
$49,729
$54,537
$54,564
52.4%
55.3%
52.4%
53.2%
53.9%
51.7%
2015
2016
2017
2018
2019
LTM

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: S&P Global Market Intelligence, as of 6/30/2020
(1) See page 41 for non-GAAP reconciliation

Proven Record of Strong Financial Performance

Net Income ($000)



$16,102
$17,297
$11,915
$28,072
$31,866
$27,665
2015
2016
2017
2018
2019
LTM

Earnings per Share ($)



$1.50
$1.61
$1.00
$2.26
$2.53
$2.19
2015
2016
2017
2018
2019
LTM

Tangible Book Value per Share ($)



$12.78
$13.20
$14.08
$15.75
$18.11
$16.63
2015
2016
2017
2018
2019
Q2 2020

Core ROAA[1] (%)



1.04%
1.07%
1.18%
1.36%
1.34%
1.17%
2015
2016
2017
2018
2019
LTM

Core ROAE[1] (%)



11.04%
11.41%
12.76%
13.88%
12.92%
11.47%
2015
2016
2017
2018
2019
LTM

ROATCE (%)



12.56%
12.31%
7.84%
16.11%
15.66%
13.08%
2015
2016
2017
2018
2019
LTM

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: S&P Global Market Intelligence, as of 6/30/2020
(1) See page 42 for non-GAAP reconciliation

Proven Record of Strong Financial Performance


NPAs / Assets[1] (%)
2.77%
2.22%
1.73%
1.66%
1.28%
1.07%
2015
2016
2017
2018
2019
Q2 2020


NCOs / Avg. Loans (%)
0.09%
0.02%
0.02%
0.11%
0.08%
0.08%
2015
2016
2017
2018
2019
LTM


NPLs ($000)
$15,768
$14,574
$15,323
$15,025
$11,510
$12,527
2015
2016
2017
2018
2019
Q2 2020


TCE / TA (%)
9.18%
8.12%
8.26%
8.92%
9.44%
7.64%
2015
2016
2017
2018
2019
Q2 2020


Leverage Ratio (%)
10.70%
9.40%
9.40%
10.10%
10.50%
9.00%
2015
2016
2017
2018
2019
Q2 2020


Total Capital Ratio (%)
14.40%
12.60%
12.50%
12.90%
12.70%
11.34%
2015
2016
2017
2018
2019
Q2 2020

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents and S&P Global Market Intelligence, as of 6/30/2020
(1) Nonperforming assets ("NPAs") consist of nonperforming loans, foreclosed properties and repossessed assets. Excludes performing restructured loans

Recent Financial and Operational Highlights

- **Provision for Credit Losses:** Increased to $8.25 million for the first half of 2020 compared to $550,000 in the same period of 2019 primarily due to the estimated potential future economic impact of the COVID-19 crisis
- **Loan Growth:** Loans, excluding mortgage warehouse lines of credit and acquired MVB Bank loans, increased $91.7 million during Q2 2020 and have increased $144.9 million since year-end 2019, of which approximately $100 million is attributable to PPP loans
- **Net interest margin:** Net interest margin in Q2 2020 decreased 8 basis points from Q1 2020 to 3.68%
- **Securities:** No realized securities gains or losses in Q2 2020
- **Efficiency ratio:** Improved to 52.0% for Q2 2020 compared to 56.5% for Q2 2019
- **Nonperforming Assets[1]:** Declined as a percentage of total assets to 1.07% during Q2 2020 compared to 1.16% for Q1 2020 and to 1.52% during Q2 2019

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents, as of 6/30/2020
(1) Nonperforming assets ("NPAs") consist of nonperforming loans, foreclosed properties and repossessed assets. Excludes performing restructured loans

Balance Sheet Trends


Assets
In Millions
CAGR: 15.6%
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,492
$1,759
$2,134
$2,201
$2,403
$2,861
2015
2016
2017
2018
2019
Q2 2020

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: S&P Global Market Intelligence, as of 6/30/2020

Balance Sheet Trends

Gross Loans



In Millions
CAGR: 17.1%
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,091
$1,320
$1,606
$1,695
$1,913
$2,220
2015
2016
2017
2018
2019
Q2 2020

Deposits



In Millions
CAGR: 20.3%
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,067
$1,296
$1,601
$1,635
$1,913
$2,452
2015
2016
2017
2018
2019
Q2 2020

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: S&P Global Market Intelligence, as of 6/30/2020

Diversified Portfolio Mixes

Total Loan Portfolio – $2.2B



Construction
2%
Land & Land Development
4%
Other
0%
Mortgage Warehouse Lines
11%
Consumer
2%
Home Equity Loans
4%
C&I
15%
CRE - Owner-Occupied
15%
CRE - Non-Owner Occupied
27%
Residential Mortgage
20%
Total CRE
42%
$929M

Yield on Loans: 4.81%

Top 3 CRE Industries

Multi-Family – 6.5% of Total Loans

Owner Occupied Retail – 5.4%

Hotel – 5.4%

Total Deposit Portfolio – $2.5B



Non-interest Bearing
18%
Time
25%
Interest Bearing Demand
34%
Savings
23%

Cost of Deposits: 0.72%

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: S&P Global Market Intelligence, as of 6/30/2020; Yield on Loans and Cost of Deposits are MRQ

Diversified & Granular Commercial Portfolios

Owner Occupied CRE – $336.1M



Farming & Agricultural 6%
Religious Organizations 5%
Restaurants 2%
Gas & Oil 3%
Manufacturing 10%
Other Service Businesses 8%
Professional 21%
Automotive Repair Centers 3%
Other Retail 10%
Entertainment Industry 4%
Convenience Stores 16%
Medical 8%
Car Dealerships 4%

Non-Owner Occupied CRE – $593.2M



Other Service Businesses 2%
Single Tenant Retail 1%
Entertainment 1%
Hospitality 20%
Car Dealership 0.5%
Storage 9%
Restaurants 2%
Mall / Strip Center 12%
Multi-Family 24%
Convenience Stores / Pharmacies 3%
Medical 11%
Professional 15%

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents, as of 6/30/2020

Diversified & Granular Commercial Portfolios

C&I Loans by Industry – $323.8M



Agricultural Businesses 4%
Investment Activities 4%
Transportation 5%
Retail Business 3%
Other 4%
Energy 7%
Machinery 7%
PPP Loans 30%
Manufacturing 8%
Real Estate Activities 8%
Medical & Professional 11%
Secured by CD or Stock 9%

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents, as of 6/30/2020

Loans by Geography (State)


PA
2%
NY
2%
NC
1%
DC
1%
Other
3%
OH
2%
MD
3%
Mtg. Warehousing - Various
11%
WV
46%
VA
29%

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents, as of 6/30/2020
Note: Other includes states with less than 1% of total loans
Note: Mortgage Warehouse Loans to Large Mortgage Lenders are typically held less than 30 days and are collateralized by loans throughout the United States

PPP & Deferrals Update

PPP

- Applications: **837**
- Approved: **799**
- Balance Sheet Impact: **$101 million**
- Potential Amount Forgivable: **100%**
- Estimated Fees: **$3.7 million**
- Average Loan Size: **$127K**
- Median Loan Size: **$37K**
- Loans > $2M: **3**
- Loans Between $1M - $2M: **12**
- Loans Between $150K - $1M: **124**
- Loans < $150K: **660**

Deferrals

Type	Balance *(Dollars in thousands)*	% of Total Loans[1]
Commercial	$124,439	5.6%
Residential RE	$7,379	0.3%
Other	$170	0.0%
Total	**$131,988**	**5.9%**

Top 3 Industries

Industry	Balance *(Dollars in thousands)*	% of Industry Balance[1]
Hotels	$72,161	60.5%
Retail	$22,288	9.7%
Professional	$10,933	7.0%

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents, as of 8/31/2020
(1) Uses 8/31/2020 loan modifications and loan balances as of 6/30/2020

COVID-19 Related Loan Modifications

(thru August 31, 2020)

(Dollars in thousands)	Total Loan Balance as of 6/30/2020	Loans Balances Modified Due to COVID-19 Through August 31, 2020				
		Interest Only Payments (6 Months or Less)	Payment Deferral (6 Months or Less)	Total Loans Modified	Percentage of Loans Modified[1]	Percentage of Total Loans[1]
Hospitality Industry	$119,204	$38,391	$33,770	$72,161	60.5%	3.3%
Non-owner Occupied Retail Stores	109,078	19,528	1,158	20,686	19.0%	0.9%
Owner-occupied Retail Stores	119,794	1,602	-	1,602	1.3%	0.1%
Restaurants	8,127	-	-	-	0.0%	0.0%
Oil & Gas Industry	31,977	914	-	914	2.9%	0.0%
Other Commercial	1,005,740	27,686	1,388	29,075	2.9%	1.3%
Total Commercial Loans	**1,393,919**	**88,123**	**36,316**	**124,439**	**8.9%**	**5.6%**
Residential 1-4 Family Personal	267,170	928	389	1,317	0.5%	0.1%
Residential 1-4 Family Rentals	180,415	3,570	2,492	6,062	3.4%	0.3%
Home Equity	88,929	-	-	-	0.0%	0.0%
Total Residential Real Estate Loans	**536,514**	**4,498**	**2,881**	**7,379**	**1.4%**	**0.3%**
Consumer	34,640	98	72	170	0.5%	0.0%
Mortgage Warehouse Lines	252,472	-	-	-	0.0%	0.0%
Credit Cards and Overdrafts	2,162	-	-	-	0.0%	0.0%
Total Loans	**$2,219,707**	**$92,719**	**$39,269**	**$131,988**	**5.9%**	**5.9%**

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents, as of 8/31/2020
(1) Uses 8/31/2020 loan modifications and loan balances as of 6/30/2020

Breakdown of Hospitality Exposure

- $119 million in balances, or 5.4% of total loans
- Over 80% of Summit's hotel portfolio is located in WV, VA and contiguous states

- Average loan size of $5.2 million
- 100% are Pass rated
- 61% have received loan modifications[1]
- 5 largest loans represent 46% of total
- 69% weighted average LTV

Hotels by Geography


KY
OH
PA
NY
VA
WV
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%

Hotels by Flag


Radisson 3%
Other 5%
Wyndham 8%
Hilton 30%
Marriott 14%
InterContinental 40%

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents, as of 6/30/2020
(1) Uses 8/31/2020 loan modifications and loan balances as of 6/30/2020

Breakdown of Retail Exposure

Owner Occupied – $119.8M



Other
28%
Convenience Stores
44%
Automotive Repair Centers
8%
Entertainment Industry
10%
Automobile Dealerships
10%

Non-Owner Occupied – $109.1M



Single Tenant Neighborhood Center
4%
Single Tenant Other
4%
Convenience Stores
9%
Entertainment
4%
Pharmacy
7%
Auto Dealership
2%
Restaurants
8%
Mall
7%
Neighborhood Strip Center
55%

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents, as of 6/30/2020

Credit Risk Management



ALLL Roll-forward[1]
$13,074,096
$6,926,532
$409,634
$(698,363)
$197,213
$4,699,000
$24,608,092
$(217,395)
$268,636
$2,507,000
$27,166,333
$(57,284)
$192,051
$1,530,000
$28,831,100
Balance
1/1/2020 CECL Adj.
Day 1 Adj. PCD Loans
Charge-offs
Recoveries
Provision
Balance
Charge-offs
Recoveries
Provision
Balance
Charge-offs
Recoveries
Provision
Balance
Q4 2019
Q1 2020
Q2 2020
Q3 2020 (Through 8/31/2020)



ALLL as % of Total Loans
0.76%
0.72%
0.70%
0.68%
1.23%
1.22%
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020



Nonperforming Loans as % of Total Loans
0.57%
0.74%
0.69%
0.60%
0.53%
0.56%
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents and S&P Global Market Intelligence, as of 6/30/2020
(1) As of 8/31/2020

Breakdown of Nonperforming Assets

Nonaccrual Loans – $12.5M


Residential Real Estate 47%
Consumer 0.2%
Residential Construction & Development 0.1%
C&I 6%
Other 0.3%
CRE 47%

Foreclosed Properties – $18.0M


Residential Construction & Development 59%
Residential Real Estate 6%
CRE 10%
Commercial Construction & Development 25%

Nonperforming Assets[1] – $30.5M


Other 0.1%
Accruing Loans Past Due 90 Days or More 0.01%
Consumer 0.1%
Commercial 2%
Residential Real Estate 23%
Commercial Real Estate 25%
Residential Construction and Development 35%
Commercial Construction and Development 15%

Summit Financial Group
Strength. Vision. Prosperity.

Source: Company internal documents and Company's Q2 2020 10-Q
(1) Nonperforming assets ("NPAs") consist of nonperforming loans, foreclosed properties and repossessed assets. Excludes performing restructured loans

Credit Metrics Breakdown

Non-Performing Loans by Type (% of Total Loans)


1.45%
0.08%
0.55%
0.01%
0.81%
1.10%
0.02%
0.37%
0.01%
0.70%
0.95%
0.04%
0.20%
0.01%
0.70%
0.89%
0.06%
0.19%
0.01%
0.63%
0.60%
0.04%
0.30%
0.01%
0.25%
0.56%
0.03%
0.26%
0.01%
0.27%
2015
2016
2017
2018
2019
Q2 2020
Residential
Consumer
CRE
C&I

NCOs / Avg. Loans	0.09%	0.02%	0.02%	0.10%	0.08%	0.02[1]

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents and S&P Global Market Intelligence, as of 6/30/2020
Note: Period ending balances for each respective period
(1) YTD 2020

Investment Portfolio and Liquidity Sources

Investment Portfolio

	As of 6/30/2020	
	Est. Fair Value ($000)	% of Total Debt Securities
Debt Securities Available-for-Sale:		
U.S. Government and agencies and corporations	38,139	9.4%
Residential mortgage-backed securities:		
Government-sponsored agencies	66,062	16.3%
Nongovernment-sponsored entities	12,635	3.1%
State and political subdivisions	137,743	34.1%
Corporate debt securities	22,656	5.6%
Asset-backed securities	45,304	11.2%
Debt Securities Held-to-Maturity:		
State and political subdivisions	81,609	20.2%
Total Debt Securities	**404,148**	**100.0%**

Liquidity Sources

- In addition to deposits, Summit has approximately **$1.2 billion of readily available funding sources** to meet customer needs through the following sources:
  - **FHLB Funding** – Borrowing capacity of $758 million
  - **Highly Liquid Securities** – $223 million of unpledged AFS securities
  - **Fed Funds** – Established line with $172 million available
  - **Deposits With Other Banks** – $27 million of interest bearing deposits
  - **Correspondent Bank** – $6 million unsecured line of credit

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company's Q2 2020 10-Q

Interest Rate Sensitivity

- The sensitivity is measured as a percentage change in net interest income given the stated changes in interest rates compared to net interest income with rates unchanged in the same period

	Estimated % Change in Net Interest Income Over:	
	0 – 12 Months	13 – 24 Months
Change in Interest Rates	Actual	Actual
Down 100 basis points[1]	0.54%	-4.12%
Up 200 basis points[1]	-2.75%	-3.50%
Up 200 basis points[2]	-1.45%	-5.31%

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company's Q2 2020 10-Q
(1) Assumes a parallel shift in the yield curve over 12 months, with no change thereafter
(2) Assumes a parallel shift in the yield curve over 24 months, with no change thereafter

Illustrative Impact of Proposed Offering on Capital Ratios

	Consolidated		Bank-Level	
	Q2 2020	Pro Forma	Q2 2020	Pro Forma
Sub-Debt Offering - Gross Proceeds		$ 20,000		$ 20,000
Sub-Debt Offering - Net Proceeds		$ 19,550		$ 19,550
Downstreamed to Bank		$ 14,550		$ 14,550
Tier-1 Capital				
Common Equity	$ 263,431	$ 263,431	$ 282,833	$ 297,383
Plus: CECL Transitional Amount	8,809	8,809	8,809	8,809
Less: Disallowed Intangible Assets	45,973	45,973	45,973	45,973
Less: Unrealized Gain on AFS Sec.	5,831	5,831	5,833	5,833
Less: Other Adjustments to CET-1	(2,509)	(2,509)	(2,509)	(2,509)
Common Equity Tier-1 Capital (CET-1)	**$ 222,944**	**$ 222,944**	**$ 242,345**	**$ 256,895**
Plus: Trust Preferred Securities	$ 19,000	$ 19,000	$ -	$ -
Tier-1 Capital	**$ 241,944**	**$ 241,944**	**$ 242,345**	**$ 256,895**
Tier-2 Capital				
ALLL	$ 27,166	$ 27,166	$ 27,166	$ 27,166
Maximum ALLL	19,528	19,528	19,528	19,528
Plus: ALLL Includable in Tier-2	$ 19,528	$ 19,528	$ 19,528	$ 19,528
Plus: Sub-Debt	-	19,550	-	-
Tier-2 Capital	**$ 19,528**	**$ 39,078**	**$ 19,528**	**$ 19,528**
Total Risk Based Capital	**$ 261,472**	**$ 281,022**	**$ 261,873**	**$ 276,423**
Tangible Common Equity	**$ 214,918**	**$ 214,918**	**$ 234,320**	**$ 248,870**
Total Assets for Capital Ratios				
Average Assets for Leverage Ratio	$ 2,687,213	$ 2,706,763	$ 2,687,475	$ 2,702,025
Risk Weighted Assets	$ 2,306,693	$ 2,316,468	$ 2,305,380	$ 2,312,655
Total Assets	$ 2,861,351	$ 2,880,901	$ 2,859,416	$ 2,873,966
Tangible Assets	$ 2,812,838	$ 2,832,388	$ 2,810,903	$ 2,825,453
Capital Ratios				
Tangible Common Equity Ratio	7.64%	7.59%	8.34%	8.81%
Leverage Ratio	9.00%	8.94%	9.02%	9.51%
Common Equity Tier-1 Ratio (CET-1)	9.67%	9.62%	10.51%	11.11%
Tier-1 Ratio	10.49%	10.44%	10.51%	11.11%
Total Risk Based Capital Ratio	11.34%	12.13%	11.36%	11.95%

Q2 2020 Actual vs. Pro Forma

CONSOLIDATED CAPITAL RATIOS


14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
7.64% 7.59%
9.00% 8.94%
9.67% 9.62%
10.49% 10.44%
11.34%
12.13%
TCE Ratio
Lev. Ratio
CET-1 Ratio
Tier-1 Ratio
TRBC Ratio

BANK-LEVEL CAPITAL RATIOS


14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.34%
8.81%
9.02%
9.51%
10.51%
11.11%
10.51%
11.11%
11.36%
11.95%
TCE Ratio
Lev. Ratio
CET-1 Ratio
Tier-1 Ratio
TRBC Ratio

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents and S&P Global Market Intelligence, as of 6/30/2020
Note: Assumes $20.0 million gross subordinated notes offering and net proceeds of $19.6 million; $5 million of the net proceeds stay at the holding company and the remaining proceeds are downstreamed to the bank
Note: Assumes 50% risk rating on net proceeds, gross spread of 2.00% and other offering costs of $50k; all dollars in thousands

Illustrative Impact of Proposed Offering on Double Leverage & Interest Coverage Ratio

SUBORDINATED DEBT OFFERING ASSUMPTIONS

Gross Proceeds	$20,000
Net Proceeds	19,550
Downstreamed to the Bank (74%)	14,550

DOUBLE LEVERAGE

As of the Period Ended:	2018A	2019A	2020Q2
Investment in Subsidiaries	$236,422	$267,132	$282,833
Consolidated Equity	219,830	247,764	263,431
Standalone Double Leverage Ratio	**107.5%**	**107.8%**	**107.4%**
Potential Subordinated Debt Offering Downstreamed to the Bank			14,550
Pro Forma Bank-Level Equity Assuming $14.55 Million Downstreamed to the Bank			297,383
Pro Forma Consolidated Equity			263,431
Pro Forma Double Leverage Ratio			**112.9%**

INTEREST COVERAGE

As of the Period Ended:	2018A	2019A	2020Q2
Total Deposit Interest	$17,675	$23,697	$4,186
Other Borrowing Interest	7,937	6,290	685
Total Interest Expense	25,612	29,987	4,871
Pre-Tax Net Income	$35,096	$39,583	$8,467
Standalone Interest Coverage (Including Deposit Expense)	**2.37x**	**2.32x**	**2.74x**
Standalone Interest Coverage (Excluding Deposit Expense)	**5.42x**	**7.29x**	**13.36x**
New Holding Company Subordinated Debt Expense (5.25%)			$263
Pro Forma Interest Coverage (Including Deposit Expense)			**2.60x**
Pro Forma Interest Coverage (Excluding Deposit Expense)			**9.66x**

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents and S&P Global Market Intelligence, as of 6/30/2020
Note: Assumes $20.0 million gross subordinated notes offering and net proceeds of $19.6 million; $5 million of the net proceeds stay at the holding company and the remaining proceeds are downstreamed to the bank
Note: Gross spread of 2.00% and other offering costs of $50k; all dollars in thousands

Summit Peer Group[1]

Q2 2020 $ in Millions	Ticker	Assets	ROAA (LTM)	ROAE (LTM)
Southern National Bncp of VA, Inc.	SONA	$3,072	0.81%	6.00%
First Community Bankshares, Inc.	FCBC	$2,949	1.39%	9.18%
American National Bankshares Inc.	AMNB	$2,865	1.19%	9.38%
MVB Financial Corp.	MVBF	$2,215	1.38%	13.01%
C&F Financial Corporation	CFFI	$1,983	0.95%	9.85%
Premier Financial Bancorp, Inc.	PFBI	$1,915	1.30%	9.46%
FVCBankcorp, Inc.	FVCB	$1,781	0.92%	8.12%
Community Bankers Trust Corporation	ESXB	$1,615	0.97%	9.13%
Blue Ridge Bankshares, Inc.	BRBS	$1,586	0.90%	10.78%
MainStreet Bancshares, Inc.	MNSB	$1,529	0.77%	7.38%
National Bankshares, Inc.	NKSH	$1,434	1.22%	8.49%
Old Point Financial Corporation	OPOF	$1,221	0.73%	7.15%

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: S&P Global Market Intelligence, as of 6/30/2020
(1) Peer group consists of WV and VA publicly-traded bank holding companies with assets of $1-$4 billion

How Summit Compares

Q2 2020 $ in Millions	Summit	Peer[1] Average
Total Assets	$2,861	$2,014
Total Assets 3Y CAGR	10.95%	16.50%
Return on Avg Asset (LTM)	1.13%	1.04%
Return on Avg Equity (LTM)	11.04%	8.99%
Return on Avg Tang Equity (LTM)	13.08%	10.89%
Net Interest Margin (LTM)	3.68%	3.69%
Efficiency Ratio (LTM)	51.7%	62.6%
NPAs / Assets[2]	1.07%	0.56%
Net Charge-offs / Avg Loans (LTM)	0.08%	0.15%

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: S&P Global Market Intelligence, as of 6/30/2020
(1) Peer group consists of WV and VA publicly-traded bank holding companies with assets of $1-$4 billion
(2) Nonperforming assets ("NPAs") consist of nonperforming loans, foreclosed properties and repossessed assets. Excludes performing restructured loans

Non-GAAP Reconciliations

	For the Year Ended December 31, 2015	2016	2017	2018	2019	LTM Ended, 6/30/2020
Core noninterest income	$ 10,417	$ 10,473	$ 14,441	$ 16,800	$ 15,359	$ 14,369
Plus:						
Realized securities gains/(losses)	1,444	1,127	(14)	622	1,938	1,894
Gain on sale of Summit Insurance Services, LLC	-	-	-	-	1,906	-
Noninterest income (GAAP)	$ 11,861	$ 11,600	$ 14,427	$ 17,422	$ 19,203	$ 16,263

	For the Year Ended December 31, 2015	2016	2017	2018	2019	LTM Ended, 6/30/2020
Core noninterest expense	$ 33,632	$ 34,189	$ 46,256	$ 49,729	$ 54,537	$ 54,564
Plus:						
Merger expenses	-	933	1,589	144	617	1,597
Litigation settlement	-	-	9,900	-	-	-
Net gain insurance proceeds flood losses	-	(320)	-	-	-	-
Noninterest expense (GAAP)	$ 33,632	$ 34,802	$ 57,745	$ 49,873	$ 55,154	$ 56,161

	For the Year Ended December 31, 2015	2016	2017	2018	2019	LTM Ended, 6/30/2020
Core PTPP earnings	$ 24,342	$ 26,880	$ 36,745	$ 38,148	$ 38,828	$ 44,391
Plus:						
Realized securities gains/(losses)	1,444	1,127	(14)	622	1,938	1,894
Gain on sale of Summit Insurance Services, LLC	-	-	-	-	1,906	-
Less:						
Interest income tax equivalent adjustment	(1,541)	(1,589)	(2,413)	(1,280)	(922)	(829)
Merger expenses	-	(933)	(1,589)	(144)	(617)	(1,597)
Litigation settlement	-	-	(9,900)	-	-	-
Net gain insurance proceeds flood losses	-	320	-	-	-	-
Pre-tax/pre-provision income (GAAP)	$ 24,245	$ 25,805	$ 22,829	$ 37,346	$ 41,133	$ 43,859

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents; all dollars in thousands

Non-GAAP Reconciliations

	For the Year Ended December 31,					LTM Ended,
	2015	2016	2017	2018	2019	6/30/2020
Core ROAA	1.04%	1.07%	1.18%	1.36%	1.34%	1.17%
Core ROAE	11.04%	11.41%	12.76%	13.88%	12.92%	11.47%
Average assets	$ 1,466,587	$ 1,599,597	$ 2,006,340	$ 2,129,042	$ 2,282,311	$ 2,458,956
Average equity	138,583	150,017	186,262	209,085	237,229	250,579
Core income	15,293	17,123	23,769	29,014	30,660	28,729
Plus:						
Realized securities gains	1,444	1,127	(14)	622	1,938	1,894
Applicable income taxes	(505)	(394)	5	(131)	(407)	(398)
Gain on sale of Summit Insurance Services, LLC	-	-	-	-	1,906	-
Applicable income taxes	-	-	-	-	(400)	-
Less:						
Merger expenses	-	(933)	(1,589)	(144)	(617)	(1,597)
Applicable income taxes	-	327	556	30	130	335
Amortization of intangibles	(200)	(247)	(1,410)	(1,671)	(1,701)	(1,644)
Applicable income taxes	70	86	494	351	357	345
Net gain insurance proceeds flood losses	-	320	-	-	-	-
Applicable income taxes	-	(112)	-	-	-	-
Litigation settlement	-		(9,900)	-	-	-
Applicable income taxes	-	-	3,465	-	-	-
Impact of enacted income tax rate change	-	-	(3,461)	-	-	-
Net income (GAAP)	**$ 16,102**	**$ 17,297**	**$ 11,915**	**$ 28,072**	**$ 31,866**	**$ 27,665**
ROAA (GAAP)	**1.10%**	**1.08%**	**0.59%**	**1.32%**	**1.40%**	**1.13%**
ROAE (GAAP)	**11.62%**	**11.53%**	**6.40%**	**13.43%**	**13.43%**	**11.04%**

Summit
FINANCIAL GROUP
Strength. Vision. Prosperity.

Source: Company internal documents; all dollars in thousands